                                                                       EXHIBIT 6

                            AGREEMENT OF JOINT FILING

         AIMCO Properties, L.P., AIMCO-GP, Inc., Apartment Investment and Management Company, Insignia Properties, L.P., AIMCO/IPT, Inc., and Madison River Properties, L.L.C. agree that the Amendment No. 16 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: January 31, 2001
                                             AIMCO PROPERTIES, L.P.

                                             By: AIMCO-GP, INC.
                                                  (General Partner)

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President


                                             AIMCO-GP, INC.

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President


                                             APARTMENT INVESTMENT
                                             AND MANAGEMENT COMPANY

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President

                                             AIMCO/IPT, INC.

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President



                       [Signatures Continue On Next Page]

                                             INSIGNIA PROPERTIES, L.P.

                                             By:  AIMCO/IPT, INC.
                                                      (General Partner)

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President

                                             MADISON RIVER PROPERTIES, L.L.C.

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President